Earnings Per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share

The following table presents the computation of basic and diluted earnings per share of common stock.

	For the year ended December 31,
($ and shares in thousands, except per share amounts)	2016	2015	2014

Numerator:
Net income (loss) attributable to IGT PLC	211,337	(75,574)	86,162

Denominator:
Weighted average shares, basic	201,511	192,398	173,792
Incremental shares under stock based compensation plans	703	—	698
Weighted average shares, diluted	202,214	192,398	174,490

Basic earnings (loss) per share attributable to IGT PLC	1.05	(0.39)	0.50
Diluted earnings (loss) per share attributable to IGT PLC	1.05	(0.39)	0.49

Stock options to purchase 1.1 million common shares in 2015 were outstanding, but were not included in the computation of diluted earnings per share because the exercise price of the options was greater than the average market price of the common shares for the full year, and therefore, the effect would have been antidilutive.

In addition, 1.5 million outstanding stock options and unvested restricted stock awards were excluded from the computation of diluted earnings per share in 2015 because including them would have had an antidilutive effect due to the net loss position of the Company. There were no stock options or unvested restricted stock awards outstanding in 2016 or 2014 that were considered antidilutive and excluded from the diluted earnings per share calculation.